Exhibit 99.77Q1

Artisan Funds, Inc.
1940 Act File No. 811-8932
Report on Form N-SAR for the period ended March 31, 2011

Sub-Item 77Q1:      Exhibits

Exhibit Number	Description

(a)(1)
Amendment of Amended and Restated Articles of Incorporation dated as of December 1, 2010 Previously filed.  Incorporated by reference to exhibit (a)(18) filed with post-effective amendment no. 48 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on January 28, 2011.

(a)(2)
Amendment of Amended and Restated Articles of Incorporation dated as of January 24, 2011 Previously filed.  Incorporated by reference to exhibit (a)(19) filed with post-effective amendment no. 48 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on January 28, 2011.

(b)(1)
Change to investment policy with respect to Artisan International Small Cap Fund Previously filed.  Incorporated by reference post-effective amendment no. 45 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on January 28, 2010 as supplemented pursuant to Rule 497 on November 29, 2010.

(b)(2)
Change to investment policy with respect to Artisan Growth Opportunities Fund Previously filed.  Incorporated by reference post-effective amendment no. 48 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on January 28, 2011.

(b)(3)
Change to investment policy with respect to Artisan Emerging Markets Fund Previously filed.  Incorporated by reference post-effective amendment no. 48 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on January 28, 2011.

(e)
Amendment No. 1 to the Investment Advisory Agreement between Artisan Funds, Inc. and Artisan Partners Limited Partnership relating to Artisan Value Fund (formerly Artisan Opportunistic Value Fund) dated December 1, 2010 Previously filed.  Incorporated by reference to exhibit (d)(15) filed with post-effective amendment no. 48 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on January 28, 2011.